EXHIBIT 23.2

                   CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANT


We hereby consent to the use in the Form SB-2 Registration Statement of Rapidtron, Inc. of our report dated November 25, 2002, relating to the financial statements of Rapidtron, Inc. for the year ended December 31, 2001, which are incorporated by reference into such Form SB-2.


                             /s/ Kushner, Smith, Joanon & Gregson, LLP
                             ---------------------------------------------------
                             Kushner, Smith, Joanon & Gregson, LLP
                             Certified Public Accountants


Irvine, California
January 23, 2004



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